UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2023

Bright Mountain Media, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-54887	27-2977890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	6400 Congress Avenue, Suite 2050 Boca Raton, Florida	33487
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-998-2440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 2 to Form 8-K is being filed to provide the financial statements and pro forma financial statements required pursuant to Item 9.01 of Form 8-K.

Item 1.01. Entry into a Material Definitive Agreement.

The disclosure included in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed in its Current Report on Form 8-K filed with the Securities Exchange Commission on April 13, 2023 (the “Form 8-K”), Bright Mountain Media, Inc. (the “Company”) entered into a definitive asset purchase agreement, dated April 10, 2023, with Big Village Insights, Inc., a Delaware corporation f/k/a Engine International, Inc., Big Village Agency LLC, a Delaware limited liability company f/k/a Engine USA LLC, Big Village Group Inc., a Delaware corporation f/k/a Engine Group Inc., Deep Focus, Inc., a New York corporation, EMX Digital Inc., a Delaware corporation, Balihoo, Inc., a Delaware corporation, and Big Village Media LLC, a Delaware limited liability company f/k/a Engine Media LLC in the Bankruptcy Case (collectively, the “Sellers”) to acquire the assets of the Seller’s Agency Business and Insights Business (the “Acquisition”). On April 20, 2023, the Company completed the Acquisition for approximately $20 million, plus assumed liabilities, in an all-cash transaction.

Also, as previously disclosed in the Form 8-K, the Company entered into a commitment letter with Centre Lane Solutions Partners, LP (any designated lender(s) pursuant thereto, collectively, the “CLP Lenders”), pursuant to which CLP Lenders would provide financing in the form of a senior secured credit facility for the Acquisition. On April 20, 2023, the Company and its subsidiaries CL Media Holdings LLC, Bright Mountain LLC, MediaHouse, Inc., Big-Village Agency LLC, and BV Insights LLC, entered into the Seventeenth Amendment to Amended and Restated Senior Secured Credit Agreement (the “Agreement”). The Company and its subsidiaries are parties to a credit agreement between itself, the lenders party thereto and Centre Lane Partners Master Credit Fund II, L.P., as Administrative Agent and Collateral Agent dated June 5, 2020, as amended (the “Credit Agreement”). The Credit Agreement was amended, as provided in the Agreement, to provide for an additional term loan amount of $26,315,789.47 to, among other things, finance the Acquisition. This term loan matures on April 20, 2026. Also, in connection with the Agreement, on April 20, 2023, the Company issued 21,401,993 shares of common stock of the Company to BV Agency, LLC, an entity beneficially owned by CLP Lenders. The issuance of the shares of common stock were not registered under the Securities Act of 1933, as amended (“Securities Act”), in accordance with Section 4(a)(2) of the Securities Act as a transaction by an issuer not involving a public offering. As of April 20, 2023, BV Agency, LLC and Centre Lane Partners Master Credit Fund II, L.P. own approximately 12.4% and 8.8% of the Company’s outstanding common stock, respectively.

The terms and conditions of this Agreement and Annex A to the Credit Agreement are qualified in its entirety by reference to the amendment, a copy of which are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2 which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure included in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure included in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business to be acquired.

The audited combined financial statements of Big Village Agency and Big Village Insights as of and for the years ended December 31, 2022 and 2021 are attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

The unaudited combined financial statements of Big Village Agency and Big Village Insights as of and for the three months ended March 31, 2023 and 2022 are attached to this Current Report on Form 8-K as Exhibit 99.2 and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma financial statements for the Company reflecting the Acquisition are attached to this Current Report on Form 8-K as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
10.1
Seventeenth Amendment to Amended and Restated Senior Secured Credit Agreement, dated April 20, 2023 (incorporated by reference to the Current Report on 8-K/A filed with the Securities and Exchange Commission on April 26, 2023).

10.2	Annex A to the Credit Agreement dated April 20, 2023 (incorporated by reference to the Current Report on 8-K/A filed with the Securities and Exchange Commission on April 26, 2023).
23.1	Consent of Turner Stone & Company, L.L.P. *
99.1	The audited combined financial statements of Big Village Agency, LLC and Big Village Insights, Inc, (the "Big Village Entities") for the years ended December 31, 2022 and 2021.*
99.2	The unaudited combined financial statements of Big Village Agency, LLC and Big Village Insights, Inc, (the "Big Village Entities") for the three months ended March 31, 2023 and 2022.*
99.3	Unaudited Pro Forma Condensed Combined Financial Information as of March 31, 2023 and for the three months ended March 31, 2023.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 6, 2023

Bright Mountain Media, Inc.

(Registrant)

By:	/s/ Miriam Martinez
Miriam Martinez
Chief Financial Officer